SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
SHAREHOLDERS' EQUITY

NOTE 10:SHAREHOLDERS’ EQUITY

a)Share capital

Each ordinary share confers upon its holder the right to one vote and to receive dividends as declared by the Board of Directors, which prior to the IPO was subject to the priority rights of holders of preferred shares.

In April 2019, the Company completed its IPO in which it sold 8,855,000 ordinary shares to the public, including 1,155,000 ordinary shares pursuant to an option granted to the underwriters. Upon the execution of the IPO, the Company's outstanding redeemable convertible preferred shares were converted into 16,416,749 ordinary shares. The remaining increase in the issued and outstanding ordinary shares during 2019 was attributable to exercises of stock options. Upon the closing of the Company's IPO in April 2019, warrants to purchase 26,667 ordinary shares were exercised on a cashless basis resulting an issuance of 18,472 ordinary shares.

The Company’s ordinary shares are traded on the New York Stock Exchange under the ticker symbol “TUFN”.

b)Stock-based compensation plans

Under the Company’s 2007 Israeli Share Option Plan, as amended in August 2014, September 2015 and July 2017, or the 2007 Plan, its 2008 U.S. Stock Plan, or the 2008 Plan, its 2018 U.S. Equity-Based Incentive Plan, or the 2018 Plan, and the 2019 Equity-Based Incentive Plan, or the 2019 Plan, options exercisable for the Company’s ordinary shares, par value NIS 0.015 per share, may be granted to employees, officers, non-employee consultants and directors of the Company. The 2007 Plan, the 2008 Plan, the 2018 Plan and the 2019 Plan are collectively referred to herein as the Plans.

On February 28, 2019, the Company’s board of directors approved the 2019 Plan, which became effective upon shareholder approval on March 21, 2019. The 2019 Plan replaced the 2007 Plan, the 2008 Plan and the 2018 Plan, or the Prior Plans, under which further grants will not be made. The 2019 Plan generally allows for the grant of options, restricted shares, restricted share units and other share-based awards to the Company and its affiliates’ employees. Any share (i) underlying an award under the Plans (in an amount not to exceed 813,515 shares under the Prior Plans) that has expired, or was canceled, terminated, forfeited, repurchased or settled in cash in lieu of the issuance of shares, for any reason, without having been exercised; (ii) tendered to pay the exercise price of an award (or the exercise price or other purchase price of any option or other award under the Prior Plans), or withholding tax obligations with respect to an award (or any awards under the Prior Plans); or (iii) subject to an award (or any award under the Prior Plans) that is not delivered to a grantee because such shares are withheld to pay the exercise price (or of any award under the Prior Plans), or withholding tax obligations with respect to such award (or such other award), will automatically be available for grant under the 2019 Plan.

Options and RSUs granted under the 2019 Plan become exercisable over the requisite service period, which is generally a four-year period beginning on the grant date, subject to continued service to the Company. As of December 31, 2021, 1,038,499 shares were available for future equity awards under the 2019 Plan. On January 1, 2022, the reserve pool under the 2019 Plan was increased by 1,892,556 shares.

F - 25

TUFIN SOFTWARE TECHNOLOGIES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Stock Options

A summary of the stock option activity for the year ended December 31, 2021 is as follows:

	Number of Options	Weighted average exercise price	Aggregate intrinsic value
			(U.S. $ in thousands)
Balance as of January 1, 2021	6,930,143	$8.51
Exercised	(1,370,119)	$1.67
Forfeited	(843,083)	$12.82
Balance as of December 31, 2021	4,716,941	$9.73	$20,462
Exercisable as of December 31, 2021	3,467,471	$7.75	$19,378

The following table summarizes the Company’s outstanding and exercisable options granted as of December 31, 2021:

	Options Outstanding		Options Exercisable
Exercise Price	Options outstanding as of December 31, 2021	Weighted average remaining contractual term	Options exercisable as of December 31, 2021	Weighted average remaining contractual term
		(years)		(years)
$ 0.004 - $ 1.76	2,069,939	8.7	2,013,187	8.8
$ 7.55 - $ 11.70	970,794	7.5	504,671	7.3
$ 16.68 - $ 19.21	931,627	7.6	497,811	7.6
$ 22.70 - $ 29.74	744,581	7.3	451,802	7.3
	4,716,941	8.0	3,467,471	8.2

The total intrinsic value of options exercised for the years ended December 31, 2020 and 2021 was approximately $7,705 thousands and $14,222 thousands, respectively.

The fair value of stock options granted was estimated using the Black-Scholes option-pricing model to determine the fair value of stock options granted during the years ended December 31, 2019 and 2020. No options were granted during the year ended December 31, 2021. The following assumptions were applied in determining the options’ fair value on their grant date:

	Year ended December 31,
	2019	2020
Expected volatility	50.4%-65.9%	51.7%-56.2%
Expected dividends yields	0%	0%
Expected term (in years)	5.5-7.0	5.5-7.0
Risk free rate	1.53%-2.63%	0.31%-1.03%
Weighted average grant date fair value	$ 9.63	$ 5.36

As of December 31, 2021, the Company had 1,249,470 unvested options. As of December 31, 2021, the total unrecognized compensation cost related to all unvested stock options of approximately $2.5 million is expected to be recognized as an expense over a weighted-average recognition period of approximately 0.7 year.

F - 26

TUFIN SOFTWARE TECHNOLOGIES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Restricted Stock Units

A summary of the Company’s RSUs activity for the year ended December 31, 2021 is as follows:

	Number of RSUs	Weighted Average Grant Date Fair Value

Balance as of January 1, 2021	1,311,702	$9.21
Granted	2,008,531	$11.31
Vested	(508,531)	$9.46
Forfeited	(353,448)	$10.77
Unvested RSUs as of December 31, 2021	2,458,254	$10.65

As of December 31, 2021, the unrecognized compensation cost related to all unvested RSUs of approximately $15.1 million is expected to be recognized as an expense over a weighted-average recognition period of approximately 1.1 year.

In the first quarter of 2022, the Company granted certain of its employees 1,719,300 restricted stock units with a vesting period of four years.

Stock-based compensation expense for stock options and RSUs included in the Company’s Statements of Comprehensive Loss were allocated as follows:

	December 31,
	2019	2020	2021
	(U.S. $ in thousands)
Cost of revenues	$1,514	$2,024	$1,812
Research and development	2,370	4,437	3,867
Sales and marketing	4,849	4,635	3,772
General and administrative	2,194	3,929	4,445
Total share-based compensation expense	$10,927	$15,025	$13,896